                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):       August 13, 1997
                                                  ------------------------------

                          SEEQ TECHNOLOGY INCORPORATED
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               (Exact Name of Registrant as Specified in Charter)


Delaware                              0-11778                   94-2711298
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(State or Other Jurisdiction        (Commission              (IRS Employer
 of Incorporation)                  File Number)            Identification No.)


47200 Bayside Parkway, Fremont, California                           94538
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(Address of Principal Executive Offices)                           (Zip Code)


Company's telephone number, including area code:   (510) 226-7400
                                                --------------------------------


                                      None
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         (Former Name or Former Address, if Changed Since Last Report.)

ITEM 5.        OTHER EVENTS

               The Rights Agreement dated as of April 21, 1995 (the "Rights Agreement"), by and between Seeq Technology Incorporated (the "Company"), and American Stock Transfer & Trust Company (the "Rights Agent"), was amended as of August 13, 1997 in order to change the definition of an "Acquiring Person" in Section 1(a) to include only such persons that shall beneficially own 20% or more of the shares of common stock of the Company then outstanding and to make a similar change to Section 3(a) of the Rights Agreement.

               The amendment described above was effected by that certain Amendment No.1 to the Rights Agreement dated as of August 13, 1997, by and between the Company and the Rights Agent.



ITEM 7. EXHIBITS.

            Exhibit
             Number    Description
            -------    -----------

               1       Amendment No. 1 to Rights Agreement dated as of April
                       21, 1995, by and between Seeq Technology Incorporated and American Stock Transfer & Trust Company, as Rights Agent.

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    SEEQ TECHNOLOGY INCORPORATED



Date:  August 26, 1997              By:  /s/ Gary R. Fish
                                       ------------------------------
                                    Gary R. Fish
                                    Vice President, Finance and Chief
                                    Financial Officer

                                  EXHIBIT INDEX



Exhibit
Number         Description
------         -----------

1              Amendment No. 1 to Rights Agreement dated as of April
               21, 1995, by and between Seeq Technology Incorporated and American Stock Transfer & Trust Company, as Rights Agent.

                               AMENDMENT NO. 1 TO
                               RIGHTS AGREEMENT OF
                              SEEQ TECHNOLOGY, INC.


               Amendment No. 1, dated as of August 13, 1997 (the "Amendment"), to the Rights Agreement, dated as of April 21, 1995 (the "Agreement"), between Seeq Technology, Inc., a Delaware corporation (the "Company"), and American Stock Transfer Company (the "Rights Agent").

                                   WITNESSETH:

               WHEREAS, the Company and the Rights Agent entered into the Agreement; and

               WHEREAS, on August 13, 1997, the Board of Directors of the Company, upon approval of the Continuing Directors (as defined in the Agreement) in accordance with Section 27 of the Agreement, determined it desirable and in the best interest of the Company and its stockholders to amend certain provisions of the Agreement.

               NOW THEREFORE, in consideration of the promises and the mutual agreements herein set forth, the parties hereby agree as follows:

               Section 1. Amendment to Section 1(a). The definition of "Acquiring Person" in Section 1(a) of the Agreement is amended by deleting the percentage "15%" wherever such percentage appears in said Section and inserting in lieu thereof the percentage "20%".

               Section 2. Amendment to Section 3(a). Section 3(a) of the Agreement is amended by deleting the percentage "15%" wherever such percentage appears in said Section and inserting in lieu thereof the percentage "20%".

               Section 3. Agreement as Amended. The term "Agreement" as used in the Agreement shall be deemed to refer to the Agreement as amended hereby. This Amendment shall be effective as of the date hereof and, except as set forth herein, the Agreement shall remain in full force and effect and be otherwise unaffected hereby.

               Section 5. Counterparts. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

               IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

Attest:                         SEEQ TECHNOLOGY, INC.


By: /s/ Margaret Maher            By: /s/ Phillip J. Salsbury
   --------------------------      -----------------------------------
       Name:  Margaret Maher           Name:  Phillip J. Salsbury
            -----------------               --------------------------
       Title: Exec. Assistant          Title: President and CEO
             ----------------                -------------------------

Attest:                         AMERICAN STOCK TRANSFER &
                                TRUST COMPANY



By: /s/ Isaac J. Kagan          By: /s/ Herbert J. Lemmer
   --------------------------      -----------------------------------
       Name:  Isaac J. Kagan           Name:  Herbert J. Lemmer
            -----------------               --------------------------
       Title: Vice-President           Title: Vice-President
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